EXHIBIT 10.3

RECEIVABLES CONTRIBUTION AGREEMENT1

This RECEIVABLES CONTRIBUTION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [                ], 20[    ], is by and between Carvana Auto Receivables Trust 20[    ]-[    ], a Delaware statutory trust (the “Issuing Entity”), and Carvana Auto Receivables Grantor Trust 20[    ]-[    ], a Delaware statutory trust (the “Grantor Trust”).

AGREEMENTS

WHEREAS, on the Closing Date, Carvana, LLC (the “Seller”) has sold automobile retail installment contracts and related rights to Carvana Receivables Depositor LLC (the “Depositor”).

WHEREAS, the Depositor has sold such contracts and related rights to the Issuing Entity pursuant to the Receivables Transfer Agreement;

WHEREAS, the Issuing Entity intends to contribute or otherwise transfer such contracts and related rights, or interests therein, to the Grantor Trust pursuant to this Agreement in exchange for the Grantor Trust Certificate;

WHEREAS, the Grantor Trust intends to pledge such contracts and related rights to [                ], as indenture trustee (the “Indenture Trustee”), and the Issuing Entity will issue notes backed by the Grantor Trust Certificate pursuant to the Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Indenture”), among the Issuing Entity, the Grantor Trust, and the Indenture Trustee; and

WHEREAS, Bridgecrest Credit Company, LLC, an Arizona limited liability company (the “Servicer”), is willing to service such contracts in accordance with the terms of the Servicing Agreement, dated as of the date hereof, among the Issuing Entity, the Grantor Trust[, the Backup Servicer] and the Servicer.

NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein contained, each party agrees as follows for the benefit of the other party:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions; Rules of Construction. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Cavana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Receivables Contribution Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

[1]	Note: To be utilized if an underlying grantor trust is included in an issuance.

ARTICLE II

CONVEYANCE OF RECEIVABLES

Section 2.1 Conveyance of Receivables.

(a) On the Closing Date, the Issuing Entity hereby agrees to sell, transfer, assign, set over and otherwise convey to the Grantor Trust and the Grantor Trust hereby agrees to purchase from the Issuing Entity, without recourse, all right, title and interest of the Issuing Entity in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(a) being collectively referred to herein as the “[Initial] Third Step Transferred Property”):

(i) the [Initial] Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

(ii) the Financed Vehicles securing such [Initial] Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii) the Receivable Files and the Servicer Files related to such [Initial] Receivables;

(iv) all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v) all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] Receivables, whether pursuant to the related Contracts or otherwise;

(vi) all rights to payment under all service contracts and other contracts and agreements associated with such [Initial] Receivables;

(vii) all Liquidation Proceeds related to any such [Initial] Receivable received on or after the [Initial] Cutoff Date;

(viii) subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] Receivables received prior to the [Initial] Cutoff Date);

(ix) the Receivables Purchase Agreement and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller or the Depositor to repurchase [Initial] Receivables under certain circumstances;

(x) the proceeds of any and all of the foregoing; and

(xi) all present and future claims, demands, causes of action and choses in action in respect of any of all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

(b) [During the [Funding Period][Revolving Period], the Depositor hereby agrees to sell, transfer, assign, set over and otherwise convey to the Issuing Entity and the Issuing Entity hereby agrees to purchase from the Depositor, without recourse, all right, title and interest of the Depositor in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(b) being collectively referred to herein as the “Subsequent Third Step Transferred Property”, and together with the Initial Third Step Transferred Property, the “Third Step Transferred Property”):

(i) the Additional Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

(ii) the Financed Vehicles securing such Additional Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii) the Receivable Files and the Servicer Files related to such Additional Receivables;

(iv) all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v) all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional Receivables, whether pursuant to the related Contracts or otherwise;

(vi) all rights to payment under all service contracts and other contracts and agreements associated with such Additional Receivables;

(vii) all Liquidation Proceeds related to any such Additional Receivable received on or after the Subsequent Cutoff Date;

(viii) subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional Receivables received prior to the Subsequent Cutoff Date);

(ix) the Receivables Purchase Agreement and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller or the Depositor to repurchase Additional Receivables under certain circumstances;

(x) the proceeds of any and all of the foregoing; and

(xi) all present and future claims, demands, causes of action and choses in action in respect of any of all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.]

(c) In connection with the purchase and sale of the Third Step Transferred Property hereunder, the Issuing Entity agrees, at its own expense, (i) to annotate and indicate on its books and records that the Receivables were sold and transferred to the Grantor Trust pursuant to this Agreement, (ii) to deliver to the Grantor Trust (or its designee) all Collections on the Receivables, if any, received on or after the [applicable] Cutoff Date, and (iii) to deliver to the Grantor Trust an assignment in the form attached hereto as Exhibit A (the “[Initial] Third Step Receivables Assignment”) [and Exhibit B (the “Subsequent Third Step Receivables Assignment”, and together with the Initial Third Step Receivables Assignment, the “Third Step Receivables Assignment”]).

(d) In consideration of the sale of the Receivables from the Issuing Entity to the Grantor Trust as provided herein, the Grantor Trust shall deliver to, or upon the order of, the Issuing Entity the Grantor Trust Certificate (the “Purchase Price”).

Section 2.2 Intent of the Parties.

It is the intention of the parties that each conveyance hereunder of the Receivables and the other Third Step Transferred Property from the Issuing Entity to the Grantor Trust as provided in Section 2.1 be, and be construed as, an absolute sale, without recourse, of the Receivables and other Third Step Transferred Property by the Issuing Entity to the Grantor Trust. Furthermore, no such conveyance is intended to be a pledge of the Third Step Transferred Property by the Issuing Entity to the Grantor Trust to secure a debt or other obligation of the Grantor Trust. If, however, notwithstanding the intention of the parties, the conveyance provided for in Section 2.1 is determined, for any reason, not to be an absolute sale, then the parties intend that this Agreement shall be deemed to be a “security agreement” within the meaning of Article 9 of the UCC and the Issuing Entity hereby grants to the Grantor Trust a “security interest” within the meaning of Article 9 of the UCC in all of the Issuing Entity’s right, title and interest in and to the Third Step Transferred Property, now existing and hereafter created or acquired, to secure a loan in an amount equal to Purchase Price and each of the Issuing Entity’s other payment obligations under this Agreement.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1 Representations and Warranties of the Issuing Entity Regarding the Receivables.

The Issuing Entity makes the following representations and warranties to the Grantor Trust regarding each Receivable as of the Closing Date [and each Subsequent Closing Date], which shall survive the sale, transfer and assignment of the Receivables and on which representations and warranties the Grantor Trust shall rely in acquiring the Receivables. The Issuing Entity further acknowledges that the Grantor Trust and its permitted assignees rely on the representations and warranties of the Issuing Entity under this Agreement, the Depositor under the Receivables Transfer Agreement and of the Seller under the Receivables Purchase Agreement in accepting the Receivables and executing and delivering the Grantor Trust Certificate.

(a) Receivables. Pursuant to Section[s] 2.1(a)(ix)[and 2.1(b)(ix)], the Issuing Entity assigns to the Grantor Trust all of its right, title and interest in, to and under the Receivables Purchase Agreement and the Receivables Transfer Agreement. Such assigned right, title and interest includes the benefit of the representations and warranties that the Depositor made to the Issuing Entity pursuant to Section 3.1(b) of the Receivables Transfer Agreement and the benefit of the representations and warranties that the Seller made to the Depositor pursuant to Section 3.1(b) and Section 3.1(c) of the Receivables Purchase Agreement. The Issuing Entity hereby represents and warrants to the Grantor Trust that the Issuing Entity has taken no action which would cause such representations and warranties of the Depositor or the Seller to be false in any material respect as of the Closing Date [and each Subsequent Closing Date].

(b) Good Title.

(i) Immediately prior to the conveyance of each Receivable and the related Third Step Transferred Property to the Grantor Trust pursuant to this Agreement and [the][each] Third Step Receivables Assignment, the Issuing Entity had good and marketable title thereto, free and clear of all Liens except for Permitted Liens. No effective financing statement or other instrument similar in effect covering any portion of the Third Step Transferred Property shall, on or after the Closing Date [and each Subsequent Closing Date], be on file in any recording office except such as may be filed in favor of (i) the Grantor Trust in connection with this Agreement or (ii) the Indenture Trustee in connection with the Indenture.

(ii) Upon the conveyance of such Receivable and the other related Third Step Transferred Property to the Grantor Trust pursuant to this Agreement and [the][each] Third Step Receivables Assignment, the Grantor Trust will be the sole owner of, and have good, indefeasible and marketable title to such Receivable and other related Third Step Transferred Property, free and clear of any Lien (other than Liens created hereunder and Permitted Liens); and, to the extent the related Obligor has a contractual right to return the Financed Vehicle to the Seller for repurchase, the applicable repurchase period has expired. As of the Closing Date [and each Subsequent Closing Date], each Receivable and the related Financed Vehicle is free and clear of any Lien of any Person (other than Liens created hereunder and Permitted Liens) or those Liens that will be released simultaneously with the conveyance hereunder and is in compliance with all Applicable Laws.

(c) All Filings Made. With respect to the sale and assignment of the Third Step Transferred Property to the Grantor Trust, the Issuing Entity has taken all steps reasonably necessary to ensure that such sale and assignment has been perfected under the relevant UCC. With respect to the Third Step Transferred Property, the Issuing Entity has taken all steps necessary to ensure that all filings (including UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in the Third Step Transferred Property have been made.

(d) Value Given. The Grantor Trust shall have given reasonably equivalent value to the Issuing Entity in consideration for the transfer by the Issuing Entity to the Grantor Trust of each of the Receivables and the related Third Step Transferred Property under this Agreement.

Section 3.2 Repurchase of Receivables.

(a) In the event of

(A) a breach of any representation or warranty set forth in Section 3.1(b) and Section 3.1(c) of the Receivables Purchase Agreement, Section 3.1(b) of the Receivables Transfer Agreement or Section 3.1(a) hereof which materially and adversely affects the interests of the Noteholders or the Certificateholders taken as a whole, unless the breach shall have been cured within thirty (30) days following (i) discovery of the breach by the Issuing Entity or receipt of notice of such breach by the Issuing Entity from the Grantor Trust (which notice shall provide sufficient detail so as to allow the Issuing Entity to reasonably investigate the breach), or (ii) in the case of the Grantor Trust Trustee or the Indenture Trustee, a Responsible Officer of such trustee has actual knowledge or receives written notice of a breach of such representation or warranty, then

(B) the Issuing Entity shall (1) repurchase from the Grantor Trust each Receivable related to such breach by remitting to the Collection Account an amount equal to the Purchase Amount of each such Receivable or (2) in the event of a breach of any representation or warranty set forth in Section 3.1(b) of the Receivables Transfer Agreement, use reasonable efforts to enforce, at the direction of the Grantor Trust or any of it assigns, including the Indenture Trustee, the obligations of the Depositor under Section 3.1(c) of the Receivables Transfer Agreement to repurchase each Receivable related to such breach by remitting to the Collection Account an amount equal to the Purchase Amount of each such Receivable. Any such breach will be deemed not to materially and adversely affect the interests of the Noteholders or the Certificateholders taken as a whole, if such breach or failure does not affect the ability of the Issuing Entity (or its assignee) to receive and retain timely payment in full on such Receivable. The Issuing Entity shall not interfere with or act to hinder the Grantor Trust’s or any assignee’s exercise of rights and remedies under this Section 3.2 or under Sections 3.1(c) or 4.13 of the Receivables Transfer Agreement.

(b) It is understood and agreed that the obligation of the Issuing Entity to repurchase any Receivable as to which a breach of a representation or warranty set forth in Section 3.1(a), which materially and adversely affects the interests of the Noteholders or the Certificateholders taken as a whole, has occurred and is continuing, and the obligation of the Issuing Entity to enforce the Depositor’s obligation to repurchase such Receivables pursuant to the Receivables Transfer Agreement in connection with a breach of a representation or warranty set forth in Section 3.1(b) of the Receivables Transfer Agreement and the Seller’s obligation to repurchase such Receivables pursuant to the Receivables Purchase Agreement in connection with a breach of a representation or warranty set forth in Section 3.1(b) and Section 3.1(c) of the Receivables Purchase Agreement shall, if such obligations are fulfilled, constitute the sole and exclusive remedy (other than any indemnities available pursuant to Section 4.13, Section 4.13 of the Receivables Transfer Agreement or Section 4.13 of the Receivables Purchase Agreement) against the Issuing Entity, the Depositor or the Seller for such breach available to the Grantor Trust, the Financial Parties, the Owner Trustee, the Grantor Trust Trustee or the Indenture Trustee.

(c) Upon the receipt of the applicable Purchase Amount, the applicable Receivable and any and all related Third Step Transferred Property shall be automatically and immediately assigned and re-conveyed by the Grantor Trust (or its applicable assign, as the case may be) to the Issuing Entity.

(d) Upon discovery by the Issuing Entity or by the Grantor Trust of a breach of any of the foregoing representations and warranties set forth in Section 3.1(a) hereof, Section 3.1(a), Section 3.1(b) or Section 3.1(c) of the Receivables Purchase Agreement or Section 3.1(a) or Section 3.1(b) of the Receivables Transfer Agreement (other than with respect to Receivables that have been repurchased in accordance with the terms of this Agreement), the party discovering such breach shall give prompt written notice to the other party.

Section 3.3 Representations and Warranties of the Issuing Entity.

The Issuing Entity makes the following representations and warranties to the Grantor Trust as of the date of this Agreement, which shall survive delivery of the Third Step Transferred Property, and on which representations and warranties the Grantor Trust shall rely in issuing the Grantor Trust Certificate.

(a) Organization and Good Standing. The Issuing Entity has been duly organized, and is validly existing as a statutory trust and in good standing under the laws of the state of its formation, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b) Power and Authority; Due Authorization. The Issuing Entity (i) has the power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) carry out the terms of this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

(c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Issuing Entity enforceable against the Issuing Entity in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Issuing Entity’s Formation Documents or any Contractual Obligation of the Issuing Entity, (ii) result in the creation or imposition of any Lien upon any of the Issuing Entity’s properties, other than Liens permitted or created pursuant to the Transaction Documents, or (iii) violate any Applicable Law, in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Issuing Entity.

(e) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Issuing Entity, threatened against the Issuing Entity, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) challenging the enforceability of a material portion of the Receivables or (iv) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Issuing Entity.

(f) No Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Issuing Entity of this Agreement have been obtained.

Section 3.4 Covenants of the Issuing Entity. The Issuing Entity hereby covenants as to the Receivables the Issuing Entity has contributed to the Grantor Trust hereby that:

(a) Delivery of Payments. The Issuing Entity shall within two (2) Business Days after the Closing Date, transfer all Collections received by it on or after the [applicable] Cutoff Date with respect to any Receivable or related Third Step Transferred Property to, or at the direction of, the Grantor Trust.

(b) Security Interests. The Issuing Entity will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the Receivables or other Third Step Transferred Property, whether now existing or hereafter transferred hereunder, or any interest therein, and the Issuing

Entity will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Issuing Entity will promptly notify the Grantor Trust of the existence of any Lien (other than Permitted Liens) on any portion of the Receivables or other Third Step Transferred Property and the Issuing Entity shall defend the right, title and interest of the Grantor Trust (and the permitted assignees) in, to and under such Receivables and other Third Step Transferred Property, against all claims of third parties; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Issuing Entity from suffering to exist Permitted Liens upon any portion of the Third Step Transferred Property.

Section 3.5 Representations and Warranties of the Grantor Trust.

The Grantor Trust makes the following representations and warranties to the Issuing Entity as of the date of this Agreement, and on which representations and warranties the Issuing Entity shall rely in contributing the Receivables.

(a) Organization and Good Standing. The Grantor Trust has been duly organized, and is validly existing as a statutory trust and in good standing under the laws of the state of its formation, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b) Power and Authority; Due Authorization. The Grantor Trust (i) has the power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) carry out the terms of this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

(c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Grantor Trust enforceable against the Grantor Trust in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Grantor Trust’s Formation Documents or any Contractual Obligation of the Grantor Trust, (ii) result in the creation or imposition of any Lien upon any of the Grantor Trust’s properties, other than Liens permitted or created pursuant to the Transaction Documents, or (iii) violate any Applicable Law, in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Grantor Trust.

(e) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Grantor Trust, threatened against the Grantor Trust, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) challenging the enforceability of a material portion of the Receivables or (iv) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Grantor Trust.

(f) No Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Grantor Trust of this Agreement have been obtained.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Amendment.

(a) This Agreement may be amended, waived, supplemented or modified by a written amendment duly executed and delivered by the Issuing Entity and the Grantor Trust, without the consent of the Depositor, the Indenture Trustee, the Owner Trustee, the Grantor Trust Trustee, any of the Noteholders, any of the Certificateholders, or any other Person to (i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, (iii) add to the covenants, restrictions or obligations of the Seller, (iv) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, materially and adversely the interests of the Noteholders or Unaffiliated Certificateholders, or (v) the Rating Agency Condition is satisfied with respect to such amendment and the Depositor or the Issuing Entity notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may be amended, waived, supplemented or modified by a written amendment duly executed and delivered by the Issuing Entity, the Grantor Trust and the Indenture Trustee [with the consent of the Certificateholders] to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders (provided that if any such addition shall affect any class of Noteholders differently from any other class of Noteholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders).

(c) This Agreement may be amended, waived, supplemented or modified by a written amendment duly executed and delivered by the Issuing Entity, the Grantor Trust and the Indenture Trustee with the consent of the Required Noteholders as of the close of business on the preceding Distribution Date, or if no Notes [(other than the Class XS Notes)] are Outstanding, the Majority Certificateholders (which consent, whether given pursuant to this Section 4.1 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to, or changing in any manner, or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall reduce the aforesaid percentage of Noteholders or Certificateholders required to consent to any such amendment, without the consent of the holders of all Notes or Certificates then outstanding, as the case may be.

(d) It will not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 4.1(b) or (c) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(e) No amendment, waiver or other modification which adversely affects the rights, privileges, indemnities, duties or obligations of the Owner Trustee or the Grantor Trust Trustee under this Agreement shall be effective without such entity’s prior written consent.

(f) Prior to the execution of any amendment pursuant to this Section 4.1(b) or (c), the Depositor shall provide written notification of the substance of such amendment or consent to each Rating Agency and the Indenture Trustee; and promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency, [the Grantor Trust Trustee,] the Owner Trustee and the Indenture Trustee.

(g) In executing any amendment permitted by Section 4.1(b) or (c), the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2 of the Indenture, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate stating that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Indenture Trustee’s own privileges, indemnities, duties or obligations under this Agreement or otherwise.

(h) [Notwithstanding any other provision of this Agreement, if the consent rights of the Swap [Cap] Counterparty, if any, is required pursuant to the [Swap [Cap] Counterparty Rights Agreement] to amend this Agreement, any such purported amendment shall be null and void ab initio unless the Swap [Cap] Counterparty, if any, consents in writing to such amendment.]

(i) [Notwithstanding anything to the contrary herein, an Opinion of Counsel shall be delivered to the Depositor, the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Issuing Entity or the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.]

Section 4.2 Protection of Right, Title and Interest in and to Receivables.

(a) The Issuing Entity, at its expense, shall cause all financing statements and continuation statements, amendments, assignments and any other necessary documents and notices, covering or evidencing the Grantor Trust’s right, title and interest in and to the Receivables and other Third Step Transferred Property to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and take such other action, all in such manner and in such places as may be required by law, fully to preserve and protect the right, title and interest of the Grantor Trust hereunder in and to all of the Receivables and such other Third Step Transferred Property. The Issuing Entity shall deliver to the Grantor Trust file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuing Entity shall cooperate fully with the Grantor Trust in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

(b) Name Change. The Issuing Entity shall not change its State of organization or its name, identity or entity structure in any manner that would, could or might make any financing statement or continuation statement filed by the Issuing Entity, the Grantor Trust, or the Grantor Trust’s assigns seriously misleading within the meaning of the UCC, unless it shall give the Grantor Trust written notice thereof at least five (5) Business Days prior to such change.

(c) Executive Office; Maintenance of Offices. The Issuing Entity shall give the Grantor Trust written notice at least ten (10) Business Days prior to any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Issuing Entity shall at all times maintain its principal executive office within the United States.

(d) New Debtor. In the event that the Issuing Entity shall change the jurisdiction in which it is formed or otherwise enter into any transaction which would result in a “new debtor” (as defined in the UCC) succeeding to the obligations of the Issuing Entity hereunder, the Issuing Entity shall comply fully with the obligations of Section 4.2(a).

Section 4.3 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue. THIS AGREEMENT AND [THE][EACH] THIRD STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER OR UNDER [THE][EACH] THIRD STEP RECEIVABLES ASSIGNMENT IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 4.4 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 4.5 Notices. All demands, notices and communications upon or to the Issuing Entity or the Grantor Trust under this Agreement shall be delivered as specified in Part III of Appendix A to the Receivables Purchase Agreement.

Section 4.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 4.7 Closing; Assignment; Conveyance of Receivables and Third Step Transferred Property to the Issuing Entity. The transfer of the Receivables contemplated by this Agreement shall take place at Carvana Headquarters, on the date hereof. This Agreement may not be assigned by the Issuing Entity or the Grantor Trust except as contemplated by this Section 4.7. The Issuing Entity acknowledges that the Grantor Trust (or any permitted assign) may make further assignments, conveyances and pledges of the Receivables and the other Third Step Transferred Property together with its rights under this Agreement to other Persons pursuant to the Indenture. The Issuing Entity acknowledges and consents to such assignments and pledges and waives any further notice thereof. Additionally, the [Issuing Entity][Grantor Trust] may assign the representations and warrants set forth in Section 3.1 to any Third-Party Purchaser with respect to the sale of Charged-Off Receivables pursuant to a Forward Commitment Transfer.

Section 4.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Grantor Trust or the Issuing Entity, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 4.9 Counterparts. This Agreement may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 4.10 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Indenture Trustee and, to the extent expressly referenced herein, shall inure to the benefit of the Noteholders and the Certificateholders, who shall be considered to be a third party beneficiary hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 4.11 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 4.12 Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 4.13 Indemnification. The Issuing Entity shall indemnify and hold harmless the Grantor Trust and its agents and assignees (each, an “Indemnified Person”) from and against any loss, liability, expense (including reasonable and documented out of pocket external attorneys’ fees and costs) or damage suffered or sustained by reason of third party claims which may be asserted against or incurred by the Grantor Trust or any of the permitted assignees (collectively, “Losses”) as a result of the breach of the Issuing Entity’s representations and warranties contained herein and any failure by the Issuing Entity to comply with its obligations under Section 4.2 or Section 3.4(c); provided that the Issuing Entity’s repurchase obligation for a breach of representations and warranties set forth in Section 3.1(a) hereof is the sole remedy therefor, except with respect to matters set forth in (i) above. Notwithstanding the foregoing, such indemnity shall not be available to an Indemnified Person to the extent that such Losses (A) have resulted from the gross negligence, bad faith, fraud or willful misconduct of such Indemnified Person or (B) arise primarily due to the deterioration in the credit quality or market value of the Receivables, Financed Vehicles or other Third Step Transferred Property (or the underlying Obligors thereunder) or otherwise constituting credit recourse for the failure of an Obligor to pay any amount owing with respect to any Third Step Transferred Property.

Section 4.14 Survival.

All representations, warranties, covenants, indemnities and other provisions made by the Issuing Entity herein or in connection herewith shall be considered to have been relied upon by the Grantor Trust, and shall survive the execution and delivery of this Agreement. The terms of Section 4.13 shall survive the termination of this Agreement.

Section 4.15 No Petition Covenant.

Notwithstanding any prior termination of this Agreement, the Issuing Entity shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes [(other than the Class XS Notes)] to the Note Distribution Account or, with respect to the Certificates, to the Certificateholders or the Certificate Distribution Account, acquiesce, petition or otherwise invoke or cause the Grantor Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Grantor Trust under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Grantor Trust or any substantial part of the property of either of them, or ordering the winding up or liquidation of the affairs of the Grantor Trust under any federal or State bankruptcy or insolvency proceeding.

Section 4.16 Limitation on Liability.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [ ] (“[OT]”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by [OT] but is made and intended for the purpose of binding only Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on [OT], individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [OT] has made no investigation as to the accuracy or completeness of any representations and warranties made by Issuing Entity or Grantor Trust, as applicable, in this Agreement and (e) under no circumstances shall [OT] be personally liable for the payment of any indebtedness or expenses of Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Issuing Entity or Grantor Trust, as applicable, under this Agreement.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ]
By	[ ],
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

CARVANA AUTO RECEIVABLES GRANTOR TRUST 20[ ]-[ ]
By:	[ ],
not in its individual capacity but solely as Grantor Trust Trustee

By:
Name:
Title:

[Signature Page to Receivables Contribution Agreement]

EXHIBIT A

FORM OF

[INITIAL] THIRD STEP RECEIVABLES ASSIGNMENT

PURSUANT TO RECEIVABLES CONTRIBUTION AGREEMENT

On [ ], 20[ ], for value received, in accordance with the Receivables Contribution Agreement, dated as of [ ], 20[ ] (as amended, modified or supplemented from time to time, the “Receivables Contribution Agreement”), between Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and Carvana Auto Receivables Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”), the Issuing Entity does hereby sell, assign, transfer, set over and otherwise convey unto the Grantor Trust, without recourse, all of the Issuing Entity’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

(i) the [Initial] Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

(ii) the Financed Vehicles securing such [Initial] Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii) the Receivable Files and the Servicer Files related to such [Initial] Receivables;

(iv) all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v) all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] Receivables, whether pursuant to the related Contracts or otherwise;

(vi) all rights to payment under all service contracts and other contracts and agreements associated with such [Initial] Receivables;

(vii) all Liquidation Proceeds related to any such [Initial] Receivable received on or after the Cutoff Date;

(viii) subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] Receivables received prior to the [Initial] Cutoff Date);

Ex. A-1

(ix) the Receivables Purchase Agreement and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller or the Depositor to repurchase [Initial] Receivables under certain circumstances;

(x) the proceeds of any and all of the foregoing; and

(xi) all present and future claims, demands, causes of action and choses in action in respect of any of all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

It is the intention of the Grantor Trust and the Issuing Entity that the transfer and assignment of [Initial] Receivables contemplated by the Receivables Contribution Agreement and this [Initial] Third Step Receivables Assignment shall constitute an absolute and irrevocable sale of the Third Step Transferred Property from the Issuing Entity to the Grantor Trust so that the beneficial interest in and title to the [Initial] Receivables and the other related Third Step Transferred Property shall not be part of the Issuing Entity’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Issuing Entity or placement into receivership or conservatorship of the Issuing Entity under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the Third Step Transferred Property contemplated by the Receivables Contribution Agreement and this [Initial] Third Step Receivables Assignment does not constitute and is not intended to result in any assumption by the Grantor Trust of any obligation of the Depositor, the Seller, the Servicer, the Issuing Entity or any other Person to the Obligors, insurers or any other Person in connection with the [Initial] Receivables or the other related Third Step Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS [INITIAL] THIRD STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This [Initial] Third Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Contribution Agreement and is to be governed by the Receivables Contribution Agreement.

Ex. A-2

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Contribution Agreement.

* * * * *

Ex. A-3

IN WITNESS WHEREOF, the undersigned has caused this [Initial] Third Step Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ]
By	[ ],
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

Ex. A-4

SCHEDULE A TO [INITIAL] THE THIRD STEP RECEIVABLES ASSIGNMENT

[INITIAL] THIRD STEP SCHEDULE OF RECEIVABLES

The [Initial] Third Step Schedule of Receivables is

on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The Issuing Entity

4.	The Grantor Trust

[EXHIBIT B

FORM OF

SUBSEQUENT THIRD STEP RECEIVABLES ASSIGNMENT

PURSUANT TO RECEIVABLES CONTRIBUTION AGREEMENT

On [ ], 20[ ], for value received, in accordance with the Receivables Contribution Agreement, dated as of [ ], 20[ ] (as amended, modified or supplemented from time to time, the “Receivables Contribution Agreement”), between Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and Carvana Auto Receivables Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”), the Issuing Entity does hereby sell, assign, transfer, set over and otherwise convey unto the Grantor Trust, without recourse, all of the Issuing Entity’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

(i) the Additional Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

(ii) the Financed Vehicles securing such Additional Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii) the Receivable Files and the Servicer Files related to such Additional Receivables;

(iv) all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v) all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional Receivables, whether pursuant to the related Contracts or otherwise;

(vi) all rights to payment under all service contracts and other contracts and agreements associated with such Additional Receivables;

(vii) all Liquidation Proceeds related to any such Additional Receivable received on or after the Cutoff Date;

(viii) subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional Receivables received prior to the Subsequent Cutoff Date);

Ex. B-1

(ix) the Receivables Purchase Agreement and the Receivables Transfer Agreement, including the right of the Issuing Entity to cause the Seller or the Depositor to repurchase Additional Receivables under certain circumstances;

(x) the proceeds of any and all of the foregoing; and

(xi) all present and future claims, demands, causes of action and choses in action in respect of any of all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

It is the intention of the Grantor Trust and the Issuing Entity that the transfer and assignment of Additional Receivables contemplated by the Receivables Contribution Agreement and this Subsequent Third Step Receivables Assignment shall constitute an absolute and irrevocable sale of the Third Step Transferred Property from the Issuing Entity to the Grantor Trust so that the beneficial interest in and title to the Additional Receivables and the other related Third Step Transferred Property shall not be part of the Issuing Entity’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Issuing Entity or placement into receivership or conservatorship of the Issuing Entity under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the Third Step Transferred Property contemplated by the Receivables Contribution Agreement and this Subsequent Third Step Receivables Assignment does not constitute and is not intended to result in any assumption by the Grantor Trust of any obligation of the Depositor, the Seller, the Servicer, the Issuing Entity or any other Person to the Obligors, insurers or any other Person in connection with the Additional Receivables or the other related Third Step Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS SUBSEQUENT THIRD STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This Subsequent Third Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Contribution Agreement and is to be governed by the Receivables Contribution Agreement.

Ex. B-2

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Contribution Agreement.

* * * * *

Ex. B-3

IN WITNESS WHEREOF, the undersigned has caused this Subsequent Third Step Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ]
By	[ ],
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

SCHEDULE A TO SUBSEQUENT THE THIRD STEP RECEIVABLES ASSIGNMENT

SUBSEQUENT THIRD STEP SCHEDULE OF RECEIVABLES

The Subsequent Third Step Schedule of Receivables is

on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The Issuing Entity

4.	The Grantor Trust